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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 11, 2001

                             UNIT CORPORATION
            (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-9260               73-1283193
   (State of Incorporation)    (Commission File        (IRS Employer
                                   Number)          Identification No.)

                           1000 Kensington Tower,
                             7130 South Lewis,
                           Tulsa, Oklahoma 74136
            (Address Of Principal Executive Offices)  (Zip Code)

     Registrant's telephone number, including area code: (918) 493-7700

                              (Not Applicable)
       (Former Name Or Former Address, If Changed Since Last Report)


























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ITEM 5.  OTHER EVENTS.

     On May 14, 2001, Unit Corporation announced that Mr. King Kirchner, its Chairman and Chief Executive Officer, will retire as the company's Chief Executive Officer effective June 30, 2001 and that the company's Board of Directors had elected Mr. John Nikkel, the company's President and Chief Operating Officer, to the additional position of Chief Executive Officer effective June 30, 2001. Mr. Kirchner will continue in his role as the Chairman of the Board of the company. In conjunction with his retirement, the company has entered into a Separation Agreement with Mr. Kirchner, which is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The Registrant files the following exhibits as part of this report:

Exhibit No.           Description
-----------           -----------

   99 Press Release, issued by Unit Corporation on May 14, 2001, announcing the retirement of Mr. Kirchner as reported herein.

   99.A4 Separation Agreement, dated May 11, 2001, between the Registrant and Mr. King Kirchner.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     May 18, 2001
      --------------------

                                 UNIT CORPORATION

                               By: /s/ John G. Nikkel
                               ----------------------
                               John G. Nikkel
                               President















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Exhibit Index
-------------

Exhibit No.          Description
-----------          -----------

   99 Press Release, issued by Unit Corporation on May 14, 2001, announcing the retirement of Mr. Kirchner as reported herein.

   99.A4 Separation Agreement, dated May 11, 2001, between the Registrant and Mr. King Kirchner.














































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